EXHIBIT 99.1

EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Nine Months ended September 30,				Year Ended December 31,						LTM September 30,
	2010		2009		2009		2008		2007		2010
Net Income	$217,971		$178,785		$182,936		$208,887		$197,295		$222,122

Interest expense (net of AFUDC(1) - debt)	241,625		250,996		334,314		300,857		279,788		324,943
Income tax expense	115,052		80,704		75,451		95,354		87,555		109,799
Depreciation and amortization	249,067		240,912		321,921		260,608		235,532		330,076

EBITDA	$823,715		$751,397		$914,622		$865,706		$800,170		$986,940

EBITDA/Interest expense	3.41	x	2.99	x	2.74	x	2.88	x	2.86	x	3.04	x
Total Debt/EBITDA	6.88	x	7.40	x	5.95	x	6.09	x	5.31	x	5.74	x

NV Energy, Inc.

Interest expense (net of AFUDC(1) - debt)	$241,625		$250,996		$334,314		$300,857		$279,788		$324,943

Long-term debt	$5,313,407		$5,549,052		$5,303,357		$5,266,982		$4,137,864		$5,313,407
Current maturities of long-term debt	356,538		9,286		134,474		9,291		110,285		356,538
Total Debt	$5,669,945		$5,558,338		$5,437,831		$5,276,273		$4,248,149		$5,669,945

(1) Allowance for funds used during construction.

Nevada Power Company
EBITDA
	Nine Months ended September 30,				Year Ended December 31,						LTM September 30,
	2010		2009		2009		2008		2007		2010
Net Income	$181,586		$140,941		$134,284		$151,431		$165,694		$174,929

Interest expense (net of AFUDC(1) - debt)	161,496		170,535		226,252		186,822		174,667		217,213
Income tax expense	93,216		65,857		61,652		71,382		78,352		89,011
Depreciation and amortization	169,330		160,869		215,873		171,080		152,139		224,334

EBITDA	$605,628		$538,202		$638,061		$580,715		$570,852		$705,487

EBITDA/Interest expense	3.75	x	3.16	x	2.82	x	3.11	x	3.27	x	3.25	x
Total Debt/EBITDA	6.44	x	6.89	x	5.73	x	5.84	x	4.44	x	5.53	x

Nevada Power Company

Interest expense (net of AFUDC(1) - debt)	$161,496		$170,535		$226,252		$186,822		$174,667		$217,213

Long-term debt	$3,546,724		$3,701,308		$3,535,440		$3,385,106		$2,528,141		$3,546,724
Current maturities of long-term debt	356,538		9,286		119,474		8,691		8,642		356,538
Total Debt	$3,903,262		$3,710,594		$3,654,914		$3,393,797		$2,536,783		$3,903,262

(1) Allowance for funds used during construction.

Sierra Pacific Power Company
EBITDA
	Nine Months ended September 30,				Year Ended December 31,						LTM September 30,
	2010		2009		2009		2008		2007		2010
Net Income	$52,897		$58,206		$73,085		$90,582		$65,667		$67,776

Interest expense (net of AFUDC(1) - debt)	51,141		51,473		69,413		72,712		60,735		69,081
Income tax expense	30,066		25,926		31,225		37,603		26,009		35,365
Depreciation and amortization	79,737		80,043		106,048		89,528		83,393		105,742

EBITDA	$213,841		$215,648		$279,771		$290,425		$235,804		$277,964

EBITDA/Interest expense	4.18	x	4.19	x	4.03	x	3.99	x	3.88	x	4.02	x
Total Debt/EBITDA	5.99	x	6.32	x	4.64	x	4.81	x	5.03	x	4.61	x

Sierra Pacific Power Company

Interest expense (net of AFUDC(1) - debt)	$51,141		$51,473		$69,413		$72,712		$60,735		$69,081

Long-term debt	$1,281,138		$1,362,002		$1,282,225		$1,395,987		$1,084,550		$1,281,138
Current maturities of long-term debt	-		-		15,000		600		101,643		-
Total Debt	$1,281,138		$1,362,002		$1,297,225		$1,396,587		$1,186,193		$1,281,138

(1) Allowance for funds used during construction.